HONDO MINERALS, INC.
NOTES TO FINANCIAL STATEMENTS
JULY 31, 2010 AND 2009

Hondo Minerals Inc.
UNAUDITED BALANCE SHEETS

	July 31,
	2010	2009
Assets
Current Assets:
Cash and cash equivalents	$10,390	$995
Receivables - Other	14,504	-

Current Assets	24,894	995

Properties, Equipment, and Buildings:
Equipment	5,275	5,275
Buildings	6,258	-
Land and Mining Properties, net of $920,000 allowance for
impairment in 2009	1,909,475	1,809,475

Net Properties, Equipment, and Buildings	1,921,008	1,814,750

Other Assets	100	100

Total Assets	$1,946,002	$1,815,845

Liabilities and Shareholders' Equity
Liabilites:
Accounts Payable	$10,304	$-
Accounts Payable - Related Party	70,304	37,100

Total Liabilities	80,608	37,100

Shareholders' Equity:
Common Stock, $.001 par value, 100,000,000 shares authorized
10,758,760 and 9,265,710 issued and outstanding at July 31,
2009 and 2010, respectively	10,759	9,266
Additional Paid in Capital	3,393,811	2,292,875
Treasury Stock, at cost	(12,921)	(12,921)
Retained Deficit	(1,526,255)	(510,475)

Total Sharedolders' Equity	1,865,394	1,778,745

Total Liabilities and Shareholders' Equity	$1,946,002	$1,815,845

The accompanying notes are an integral part of these statements

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Hondo Minerals Inc.
UNAUDITED STATEMENTS OF OPERATIONS

	July 31,
	2010	2009

Revenue:
Mineral Sales	$-	$-

Operating Expenses
Director Fees	14,000	9,400
Business Development	-	25,000
Travel	15,587	9,800
Consulting Fees	32,927	17,128
Filing Fees	6,308	11,288
Impairment of Mining Properties	920,000	-
Corporate General and Administrative	20,080	10,660

Loss from Operations	(1,008,902)	(83,276)

Other Income (Expense)
Interest Expense	(6,878)	(2,910)
Other Income	-	60

Net (Loss)	$(1,015,780)	$(86,126)

(Loss) per share:
Basic and fully diluted:
Weighted average number of shares outstanding	9,799,000	9,169,000
(Loss) per share	$(0.10)	$(0.01)

The accompanying notes are an integral part of these statements

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HONDO MINERALS, INC.
UNAUDITIED STATEMENTS OF SHAREHOLDERS' EQUITY
FOR THE YEARS ENDED JULY 31, 2010 AND 2009

				Additional
	Common Stock		Treasury	Paid in	Retained
	Shares	Amount	Stock	Capital	Deficit	Total
Balance, July 31, 2008	9,072,010	$ 9,072	$ (12,919)	$ 2,276,059	$ (424,349)	$ 1,847,863
Shares issued for services	93,700	94	-	16,816		16,910
Shares issued for investment	100,000	100	-	-		100
Purchase of Treasury Shares	-		(2)			(2)
Net loss	-	-	-	-	(86,126)	(86,126)

Balance, July 31, 2009	9,265,710	9,266	(12,921)	2,292,875	(510,475)	1,778,745
Shares issued for services	1,493,050	1,493	-	80,936	-	82,429
Warrants issued for acquistion
of mining properties	-	-	-	1,020,000	-	1,020,000
Net loss	-	-	-	-	(1,015,780)	(1,015,780)

Balance, July 31, 2010	10,758,760	$ 10,759	$ (12,921)	$ 3,393,811	$ (1,526,255)	$ 1,865,394

The accompanying notes are an integral part of these statements.

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Hondo Minerals Inc.
UNAUDITED STATEMENTS OF CASH FLOWS

	July 31,
	2010	2009

Cash flows from operating activites:
Net (loss)	$ (1,015,780)	$ (86,126)

Adjustments to reconcile net loss to net cash usied in operating activities:
Common Stock issued for services	82,429	17,010
Allowance for Impairment of mining properties	920,000	-
Loss on disposition of mining properties	-	25,000
Changes in current assets and liabilities
Accounts Receivable	(14,504)	-
Accounts Payable	10,304	25,000
Accounts Payable - related parties	33,204	(19,150)

Net cash used in operating activities	15,653	(38,266)

Cash flows from investing activities:
Buildings additions	(6,258)	-
Equipment additions - Induction Melting Furnace	-	(5,275)
Other Assets	-	(100)

Net cash used in investing activities	(6,258)	(5,375)

Cash flows from financing activities
Purchase of Treasury Stock	-	(2)

Net cash provided by financing activities	-	(2)

Net increase (decrease) in cash and cash equivalents	9,395	(43,643)
Cash and cash equivalents, beginning of year	995	44,638

Cash and cash equivalents, end of year	$ 10,390	$ 995

Supplemental cash flow disclosures:
Cash paid during the year for:
Interest	$ -	$ -
Income Taxes	$ -	$ -

Non-cash investing and financing activities:
Warrants granted for acquisition of mining properties	$ (1,020,000)	$ -
Increase in paid in capital for acquistion of mining properties	1,020,000	-
	$ -	$ -

The accompanying notes are an integral part of these statements

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HONDO MINERALS, INC.
NOTES TO FINANCIAL STATEMENTS
JULY 31, 2010 AND 2009

Note 1 – Organization and Business Activity

Hondo Minerals, Inc. (“the Company” or “Hondo”) was incorporated under the laws of the State of Nevada on July 27, 1999, under the name of International Royalty & Oil Co. and was engaged in the oil and gas business.  On July 7, 2007, the Company’s name was changed to Hondo Minerals, Inc.  The Company is primarily engaged in the acquisition and exploration of mining properties.  The Company has not yet realized any revenues from its planned operations.

Note 2 - Summary of Significant Accounting Policies

Basis of Presentation—The Company’s financial statements are prepared using the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America.

Going Concern—As shown in the accompanying financial statements, the Company has limited cash and no revenues and has accumulated a deficit of $1,526,255.  These factors raise substantial doubt about the Company’s ability to continue as a going concern.  Management intends to seek additional capital from new equity securities offerings that will provide funds needed to increase liquidity and fully implement it business plan.  The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

Use of Estimates—Preparing the Company’s financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents—Cash and cash equivalents consist of all cash balances and highly liquid investments with an original maturity of three months or less. Because of the short maturity of these investments, the carrying amounts approximate their fair value.

Fair Value of Financial Instrument —The Company’s financial instruments consist of cash, accounts payable and accounts receivable. Unless otherwise noted, it is management’s opinion the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments.  Because of the short maturity of such assets and liabilities the fair value of these financial instruments approximate their carrying values, unless otherwise noted.

Mineral Properties—Mineral property acquisition costs are recorded at cost and are deferred until the viability of the property is determined. When proven and probable reserves are determined for a property, subsequent development costs on the property would be capitalized. If a project were to be put into production, capitalized development costs would be depleted on the units of production basis determined by the proven and probable reserves for that project.

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Property and Equipment—Expenditures for new facilities or equipment and expenditures that extend the useful lives or expand the production capacity of existing facilities or equipment are capitalized and depreciated using the straight-line or units of production method at rates sufficient to depreciate such costs over the estimated productive lives of such facilities based on proven and probable reserves.  As of July 31, 2010, no property or equipment has been placed in service.

Loss Per Common Share—Basic net loss per share is calculated by dividing net loss by the weighted average number of common shares outstanding during the period, and does not include the impact of any potentially dilutive common stock equivalents.  Potential common shares are not included in the computation of loss per share, if their effect is antidilutive.  At July 31, 2010 and 2009 the Company had no potential common shares, and only basic loss per share is reported for the period ended July 31, 2010 and 2009.

Impairment of Long-Lived Assets —The Company reviews and evaluates its long-lived assets for impairment annually and at interim periods if events or changes in circumstances indicate that the related carrying amounts may not be recoverable. An impairment is determined to exist if the total estimated future cash flows on an undiscounted basis are less than the carrying amount of the assets. An impairment loss is measured and recorded based on discounted estimated future cash flows. Future cash flows are estimated based on quantities of recoverable minerals, expected gold and other commodity prices (considering current and historical prices, price trends and related factors), production levels and operating costs of production and capital, all based on life-of-mine plans. The term “recoverable minerals” refers to the estimated amount of gold or other commodities that will be obtained after taking into account losses during ore processing and treatment. Estimates of recoverable minerals from such mineral interests are risk adjusted based on management’s relative confidence in such materials. In estimating future cash flows, assets are grouped at the lowest level for which there is identifiable cash flows that are largely independent of future cash flows from other asset groups. The Company’s estimates of future cash flows are based on numerous assumptions and it is possible that actual future cash flows will be significantly different than the estimates, as actual future quantities of recoverable minerals, gold and other commodity prices, production levels and operating costs of production and capital are each subject to significant risks and uncertainties.

Mining Development Costs—Mine development costs are amortized using the units of production method based upon projected recoverable ounces in proven and probable reserves. Projected recoverable ounces are determined by the Company based upon its proven and probable reserves and estimated metal recovery associated with those reserves.  As of July 31, 2010, no mines are in production therefore none are being amortized.

Revenue Recognition—We are exploration stage company and have not yet achieved any revenues. We will recognizes revenue on gold and silver sales when persuasive evidence of an arrangement exists, the price is fixed or determinable, the metal is delivered, the title has been transferred to the customer, and collectability is reasonably assured.

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Treasury Stock—The Company accounts for its treasury stock under the cost method.  Under the cost method, the gross cost of the shares reacquired is charged to a contra equity account.  The common stock and additional paid-in-capital that were credited for the original share issuance remain intact.  If the treasury shares are reissued, proceeds in excess of cost are credited to additional paid-in-capital.

Income Taxes—The Company accounts for income taxes using the liability method, recognizing certain temporary differences between the financial reporting basis of the Company’s liabilities and assets and the related income tax basis for such liabilities and assets. This method generates either a net deferred income tax liability or asset for the Company, as measured by the statutory tax rates in effect. The Company derives its deferred income tax charge or benefit by recording the change in either the net deferred income tax liability or asset balance for the year.

At July 31, 2010 and 2009 the Company recorded a valuation allowance against all of its deferred income tax assets which it believes, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax assets will not be realized.

Recent Accounting Pronouncements—In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2010-06, “Fair Value Measurements and Disclosures (Topic 820) — Improving Disclosures about Fair Value Measurements.” This ASU requires some new disclosures and clarifies some existing disclosure requirements about fair value measurement as set forth in Accounting Standards Codification (“ASC”) 820. ASU 2010-06 amends ASC 820 to now require: (1) a reporting entity should disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers; and (2) in the reconciliation for fair value measurements using significant unobservable inputs, a reporting entity should present separately information about purchases, sales, issuances, and settlements. In addition, ASU 2010-06 clarifies the requirements of existing disclosures. ASU 2010-06 is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Early application is permitted. The Company has complied with the additional disclosures required by this guidance upon its adoption.

In June 2009, the FASB issued guidance under ASC 105, “Generally Accepted Accounting Principles.” This guidance established a new hierarchy of GAAP sources for non-governmental entities under the FASB Accounting Standards Codification. The Codification is the sole source for authoritative U.S. GAAP and supersedes all accounting standards in U.S. GAAP, except for those issued by the SEC. The guidance was effective for financial statements issued for reporting periods ending after September 15, 2009. The adoption had no impact on the Company’s financial position, cash flows or results of operations.

In August 2009, the FASB issued ASU No. 2009-05, “Fair Value Measurements and Disclosures (Topic 820) — Measuring Liabilities at Fair Value,” related to fair value measurement of liabilities. This update provides clarification that in circumstances in which a quoted price in an active market for an identical liability is not available, a reporting entity is required to measure fair value using one or more valuation techniques. This guidance is effective for the first reporting period beginning after issuance.

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In April 2009, the FASB updated its guidance under ASC 820, “Fair Value Measurements and Disclosures,” related to estimating fair value when the volume and level of activity for an asset or liability have significantly decreased and identifying circumstances that indicate a transaction is not orderly. The guidance was effective for interim and annual reporting periods ending after June 15, 2009 with early adoption permitted for periods ending after March 15, 2009. The adoption of this guidance had no impact on the Company’s results of operations.

Also in April 2009, the FASB updated its guidance under ASC 825, “Financial Instruments,” which requires disclosures about fair value of financial instruments for interim reporting periods of publicly traded companies as well as in annual financial statements. This guidance also requires those disclosures in summarized financial information at interim reporting periods. The guidance was effective for interim reporting periods ending after June 15, 2009 with early adoption permitted for periods ending after March 15, 2009. The adoption of this guidance had no impact on the Company’s results of operations.

On December 31, 2008, the SEC published final rules and interpretations updating its oil and gas reporting requirements.  Many of the revisions are updates to definitions in the existing oil and gas rules to make them consistent with the Petroleum Resource Management System, which is a widely accepted standard for the management of petroleum resources that was developed by several industry organizations.  Key revisions include the ability to include nontraditional resources in reserves, the use of new technology for determining reserves, permitting disclosure of probable and possible reserves, and changes to the pricing used to determine reserves based on a 12-month average price rather than a period end spot price.  The average is to be calculated using the first day-of-the-month price for each of the 12 months that make up the reporting period.  The new rules are effective for annual reports for fiscal years ending on or after December 31, 2009.  Early adoption is not permitted.

In the opinion of management, these topics have no impact on the financial statements of the Company.

Note 3 – Related Party Transactions

As of July 31, 2010 and 2009, the Company owed $80,608 and $37,100, respectively to several principal shareholders for cash advances for operations.

Note 4–Concentration of Credit Risk

The Company maintains deposit accounts at financial institutions that are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $250,000 per financial institution.  From time to time the Company’s cash balances may exceed the amount secured by FDIC insurance.  At July 31, 2010, the Company had no deposits that were not insured by the FDIC.

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Note 5—Warrants

In May 2010, the Company issued 2,000,000 warrants at an exercise price of $.75 and 1,000,000 warrants at an exercise price of $1.00 in exchange for a mining claim in Juab County, Utah.  The warrants expire in May 2012.  The fair value of the warrants were estimated at $1,020,000 on the date of grant using the Black-Scholes-Merton option pricing model using an estimated volatility on the share prices of similar entities.  There were no other warrants outstanding at July 31, 2010.  There were no warrants outstanding at July 31, 2009.

Note 6 – Impairment of Mining Property

In May 2010, the company acquired a mining claim in Juab County, Utah for $100 and the granting of 3,000,000 warrants to purchase the company’s common stock.  The warrants were valued at $1,020,000 and the Juab County mining property was valued at $1,020,000.  At July 31, 2010 management revised the value of the mining property and determined that an impairment allowance of $920,000 should be reserved on this property based on the estimated not realizable value of the property.

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